ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 43 to Form N-1A Registration Statement of Tennessee Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated November 20, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                         /s/ Arthur Andersen LLP
                                                             ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
November 27, 1996